SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2008

GRAYMARK HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-50638	20-0180812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 N. Robinson, Suite 920
Oklahoma City, Oklahoma 73102	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (405) 601-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into Material Definitive Agreement.

Purchase of Assets of Newt’s Discount Pharmacy, Inc.

Subject to a number of conditions precedent, on March 24, 2008 ApothecaryRx, LLC, one of our subsidiaries at Graymark Healthcare, Inc., entered into the Pharmacy Purchase Agreement with Newt’s Discount Pharmacy, Inc. and Jeremy Avance (the “Purchase Agreement”).  The Newt’s Discount Pharmacy is located at 102 West Noble, Guthrie, Oklahoma. Prior to execution of the Purchase Agreement, Newt’s Discount Pharmacy, Inc. and Jeremy Avance  did not have a material relationship with ApothecaryRx or us.

On March 31, 3008, ApothecaryRx completed the purchase of the assets of Newt’s Discount Pharmacy, Inc. that comprised its pharmacy business, excluding cash and certain other current assets and assumed the occupancy lease agreement for the building and real property at which Newt’s Discount Pharmacy is located (the “Pharmacy Business”).  ApothecaryRx agreed to pay a “based price” of $1,000,000 plus the inventory merchandise cost and certain accounts receivable that resulted in a total purchase price $1,399,172.  At closing, $899,172 of the asset purchase price was paid to Newt’s Discount Pharmacy, Inc.   The balance of the asset purchase price is payable as follows:

Goodwill Protection Agreement – $100,000 of the asset purchase price is payable to Mr. Avance pursuant to the Goodwill Protection Agreement executed at the closing, as discussed below.

Promissory Note – $400,000 of the asset purchase price is evidenced by a promissory note payable to Newt’s Discount Pharmacy, Inc. executed and delivered at the closing.  The outstanding principal amount of the promissory note bears interest at a 6% rate per diem.  The principal balance of this note and the accrued interest thereon is payable in quarterly installments over a three-year period. This note is secured by the assets comprising the Pharmacy Business acquired pursuant to the Purchase Agreement, the occupancy lease agreement assumed by ApothecaryRx, and certain intangible assets.

As part and condition of the closing of the Purchase Agreement, Newt’s Discount Pharmacy, Inc. assigned its  Lease Agreement dated September 24, 2007 with Treyron Limited Liability Company, to ApothecaryRx, and Newt’s Discount Pharmacy, Inc. and Jeremy Avance entered into the Transition Agreement with us.

Goodwill Protection Agreement.  The purpose of the Goodwill Protection Agreement is to protect the goodwill purchased as part of the Pharmacy Business assets.  Under the terms of this agreement, ApothecaryRx agreed to pay Mr. Avance $100,000 in 60 monthly payments of $1,667 commencing May 1, 2008.  Mr. Avance agreed for a five-year period commencing on March 26, 2008 that he and his affiliates and any person receiving a portion of the purchase price of the Pharmacy Business under the Purchase Agreement will not undertake any plan, program or effort designed or intended to, directly or  indirectly, contract or provide, solicit or offer to prepare, dispense or sell at retail any pharmacy, prescription or over the  counter drugs or pharmaceuticals (the  “Pharmacy Services”) to any person and the family members of any person, or  any entity and the affiliates of any entity, who acquired Pharmacy Services within the past five years from Newt’s Discount Pharmacy, Inc.  Furthermore, Mr. Avance and his parents, subsidiaries, affiliates and shareholders and any person receiving a portion of the purchase price under the Purchase Agreement will not, directly or indirectly, conduct any Pharmacy Business within 20 miles of the location of the Pharmacy Business.

Assignment of Lease.  Pursuant to the Assignment of Lease, on March 26, 2008 ApothecaryRx assumed the obligations of Newt’s Discount Pharmacy, Inc. under and the Lease Agreement dated September 24, 2007 with Treyron Limited Liability Company (the “Treyron Lease”).  ApothecaryRx is obligated to pay monthly rental of $3,000 during the three years ending December 31, 2011, $3,500 during the three years ending December 31, 2014 and $4,000 during the four years ending December 31, 2018.  ApothecaryRx also agreed to carry specific insurance coverage and pay the costs of maintenance and alterations to the leased premises.  In the event of default under this lease by ApothecaryRx, Treyron Limited Liability Company will have the right to terminate the Treyron Lease.

Transition Agreement. ApothecaryRx entered into the Transition Agreement (and Power of Attorney) with Newt’s Discount Pharmacy, Inc. and Mr. Avance to foster a smooth transition of the Pharmacy Business from them to ApothecaryRx, and to allow ApothecaryRx to use the state and federal licenses of Newt’s Discount Pharmacy, Inc. and Mr. Avance to operate the Pharmacy Business for  a short period of time following the closing.  ApothecaryRx’s right to use the licenses of Newt’s Discount Pharmacy, Inc. and Mr. Avance will  terminate upon the written notice of the earlier of (a) the issuance to ApothecaryRx of the same types of permits, licenses, registrations or certifications as the licenses of Newt’s Discount Pharmacy, Inc. and Mr. Avance; or (b) May 30, 2008; provided, in the event ApothecaryRx has not obtained the licenses within the required time period, the term of  this agreement and the Power of Attorney will be extended 20 days in the event (i) Apothecary has not breached and is not in default of the terms of this agreement, the Purchase Agreement or any document executed in connection with the Purchase Agreement, and (ii) ApothecaryRx is actively seeking and using  best efforts to obtain the licenses as promptly as possible.

ApothecaryRx agreed to indemnify and hold harmless Newt’s Discount Pharmacy, Inc. and Mr. Avance and their partners, employees, agents and affiliated entities for any loss, damage, claim, liability, debt, obligation or expense (including reasonable legal fees and  expenses of litigation)  suffered, sustained or become subject to, as a result of (a) any actions or omissions of ApothecaryRx or any of its employees, agents, representatives or other personnel related to the Pharmacy Business  and the licenses occurring after March 31, 2008; or (b) ApothecaryRx’s use of the licenses held by Newt’s Discount Pharmacy, Inc. or Mr. Avance.

Purchase of Assets of Pendergraph Drugs, Inc.

Subject to a number of conditions precedent, on March 24, 2008 ApothecaryRx, LLC, one of our subsidiaries at Graymark Healthcare, Inc., entered into the Pharmacy Purchase Agreement with Pendergraph Drugs, Inc. and Gary Nichols (the “Purchase Agreement”).  The Pendergraph Drugs, Inc.’s pharmacy operates under the name of “Professional Discount Pharmacy” and is located at 1900 North Classen Boulevard, Oklahoma City, Oklahoma. Prior to execution of the Purchase Agreement, Pendergraph Drugs, Inc. and Gary Nichols  did not have a material relationship with ApothecaryRx or us.

On March 31, 3008, ApothecaryRx completed the purchase of the assets of Pendergraph Drugs, Inc. that comprised its pharmacy business, excluding cash and certain other current assets and assumed the occupancy lease agreement for the building and real property at which Professional Discount Pharmacy is located (the “Pharmacy Business”).  ApothecaryRx agreed to pay a “based price” of $550,000 plus the inventory merchandise cost and certain accounts receivable that resulted in a total purchase price $950,394.  At closing, $675,394 of the asset purchase price was paid to Pendergraph Drugs, Inc.   The balance of the asset purchase price is payable as follows:

Goodwill Protection Agreement – $55,000 of the asset purchase price is payable to Mr. Nichols pursuant to the Goodwill Protection Agreement executed at the closing, as discussed below.

Promissory Note – $220,000 of the asset purchase price is evidenced by a promissory note payable to Pendergraph Drugs, Inc. executed and delivered at the closing.  The outstanding principal amount of the promissory note bears interest at a 6% rate per diem.  The principal balance of this note and the accrued interest thereon is payable in quarterly installments over a three-year period. This note is secured by the assets comprising the Pharmacy Business acquired pursuant to the Purchase Agreement, the occupancy lease agreement assumed by ApothecaryRx, and certain intangible assets.

As part and condition of the closing of the Purchase Agreement, Pendergraph Drugs, Inc. assigned its  Lease Agreement dated December 8, 2005 with Fidelity Property Company to ApothecaryRx, and Pendergraph Drugs, Inc. and Gary Nichols entered into the Transition Agreement with us.

Goodwill Protection Agreement.  The purpose of the Goodwill Protection Agreement is to protect the goodwill purchased as part of the Pharmacy Business assets.  Under the terms of this agreement, ApothecaryRx agreed to pay Mr. Nichols $55,000 in 60 monthly payments of $917 commencing May 1, 2008.  Mr. Nichols agreed for a five-year period commencing on March 26, 2008 that he and his affiliates and any person receiving a portion of the purchase price of the Pharmacy Business under the Purchase Agreement will not  undertake any plan, program or effort designed or intended to, directly or  indirectly, contract or provide, solicit or offer to prepare, dispense or sell at retail any pharmacy, prescription or over the  counter drugs or pharmaceuticals (the  “Pharmacy Services”) to any person and the family members of any person, or  any entity and the affiliates of any entity, who acquired Pharmacy Services within the past five years from Pendergraph Drugs, Inc.  Furthermore, Mr. Nichols and his parents, subsidiaries, affiliates and shareholders and any person receiving a portion of the purchase price under the Purchase Agreement will not, directly or indirectly, conduct any Pharmacy Business within 20 miles of 120 West Noble Avenue, Guthrie, Oklahoma and 1900 North Classen Boulevard, Oklahoma City, Oklahoma.

Assignment of Lease.  Pursuant to the Assignment of Lease, on March 26, 2008 ApothecaryRx assumed the obligations of Pendergraph Drugs, Inc. under and the Lease Agreement dated December 8, 2005 with Fidelity Property Company (the “Fidelity Lease”).  ApothecaryRx is obligated to pay monthly rental of $3,048 through April 30, 2008 and $3,282 from May 1, 2008 through November 30, 2010.  ApothecaryRx also agreed to carry specific insurance coverage and pay the costs of maintenance and alterations to the leased premises.  In the event of default under this lease by ApothecaryRx, Fidelity Property Company will have the right to terminate the Fidelity Lease.

Transition Agreement.  ApothecaryRx entered into the Transition Agreement (and Power of Attorney) with Pendergraph Drugs, Inc. and Mr. Nichols to foster a smooth transition of the Pharmacy Business from them to ApothecaryRx, and to allow ApothecaryRx to use the state and federal licenses of Pendergraph Drugs, Inc. and Mr. Nichols to operate the Pharmacy Business for  a short period of time following the closing.  ApothecaryRx’s right to use the licenses of Pendergraph Drugs, Inc. and Mr. Nichols will  terminate upon the written notice of the earlier of (a) the issuance to ApothecaryRx of the same types of permits, licenses, registrations or certifications as the licenses of Pendergraph Drugs, Inc. and Mr. Nichols; or (b) May 30, 2008; provided, in the event ApothecaryRx has not obtained the licenses within the required time period, the term of  this agreement and the Power of Attorney will be extended 20 days in the event (i) Apothecary has not breached and is not in default of the terms of this agreement, the Purchase Agreement or any document executed in connection with the Purchase Agreement, and (ii) ApothecaryRx is actively seeking and using  best efforts to obtain the licenses as promptly as possible.

ApothecaryRx agreed to indemnify and hold harmless Pendergraph Drugs, Inc. and Mr. Nichols and their partners, employees, agents and affiliated entities for any loss, damage, claim, liability, debt, obligation or expense (including reasonable legal fees and  expenses of litigation)  suffered, sustained or become subject to, as a result of (a) any actions or omissions of ApothecaryRx or any of its employees, agents, representatives or other personnel related to the Pharmacy Business  and the licenses occurring after March 31, 2008; or (b) ApothecaryRx’s use of the licenses held by Pendergraph Drugs, Inc. or Mr. Nichols.

Item 2.01                     Completion of Acquisition or Disposition of Assets.

On March 31, 2008, we closed our acquisition of the Pharmacy Business of Newt’s Discount Pharmacy, Inc. and Jeremy Avance  pursuant to the Pharmacy Purchase Agreement (see “Item 1.01  Entry into a Material Definitive Agreement – Purchase of Assets of Newt’s Discount Pharmacy, Inc.,” above). Furthermore, on March 31, 2008, we closed our acquisition of the Pharmacy Business of Pendergraph Drugs, Inc. and Gary Nichols  pursuant to the Pharmacy Purchase Agreement (see “Item 1.01  Entry into a Material Definitive Agreement – Purchase of Assets of Pendergraph Drugs, Inc.,” above).

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

We are not required to file audited financial statements for the Pharmacy Businesses acquired from Newt’s Discount Pharmacy, Inc. and Jeremy Avance and Pendergraph Drugs, Inc. and Gary Nichols.

(b)  Pro Forma Financial Information.

We are required to file pro forma financial statements for the Pharmacy Businesses acquired from Newt’s Discount Pharmacy, Inc. and Jeremy Avance and Pendergraph Drugs, Inc. and Gary Nichols.

(d) Exhibits.

10.1	Pharmacy Purchase Agreement among ApothecaryRx, LLC, Newt’s Discount Pharmacy, Inc. and Jeremy Avance, dated March 24, 2008.

10.2	Goodwill Protection Agreement among ApothecaryRx, LLC, Newt’s Discount Pharmacy, Inc. and Jeremy Avance, dated March 26, 2008.

10.3	Transition Agreement among ApothecaryRx, LLC, Newt’s Discount Pharmacy, Inc. and Jeremy Avance, dated March 26, 2008.

10.4	Assignment of Lease between ApothecaryRx, LLC and Newt’s Discount Pharmacy, Inc., with an effective date of March 26, 2008.

10.5	Security Agreement between ApothecaryRx, LLC and Newt’s Discount Pharmacy, Inc., dated March 26, 2008.

10.6	Promissory Note issued by ApothecaryRx, LLC payable to Newt’s Discount Pharmacy, Inc., dated March 26, 2008.

10.7	Pharmacy Purchase Agreement among ApothecaryRx, LLC, Pendergraph Drugs, Inc. and Gary Nichols, dated March 24, 2008.

10.8	Goodwill Protection Agreement among ApothecaryRx, LLC, Pendergraph Drugs, Inc. and Gary Nichols, dated March 26, 2008.

10.9	Transition Agreement among ApothecaryRx, LLC, Pendergraph Drugs, Inc. and Gary Nichols, dated March 26, 2008.

10.10	Assignment of Lease between ApothecaryRx, LLC and Pendergraph Drugs, Inc., with an effective date of March 26, 2008.

10.11	Promissory Note issued by ApothecaryRx, LLC payable to Newt’s Discount Pharmacy, Inc., dated March 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC.
(Registrant)

	By:	/S/STANTON NELSON
Stanton Nelson, Chief Executive Officer

Date: April 11, 2008